Exhibit 99.1

NEWS RELEASE

CONTACTS:	Investors:
Lisa DeFrancesco
(862) 261-7152

Media:
Charlie Mayr
(862) 261-8030

David Belian
(862) 261-8141

Actavis Announces Offering of Senior Unsecured Notes

DUBLIN, IRELAND – June 10, 2014 – Actavis plc (NYSE: ACT) today announced that its indirect subsidiary, Actavis Funding SCS, is privately offering of three, five, ten and thirty year senior unsecured notes.

Actavis intends to use the net proceeds from the offering, along with borrowings under its indirect subsidiary Actavis Capital S.à r.l.’s new senior unsecured term loan facilities, other financings and cash on hand, (a) to consummate the acquisition of Forest Laboratories, Inc. (“Forest”), (b) to refinance Warner Chilcott’s 7.750% senior notes due 2018, (c) to pay related fees and expenses and (d) for general corporate purposes.

The senior unsecured notes offering is not conditioned on the completion of the acquisition of Forest. However, if the acquisition is not consummated on or prior to December 17, 2014 or the agreement relating to the acquisition is terminated at any time prior to such date, Actavis Funding SCS will be required to redeem all of the five, ten and thirty year senior unsecured notes at a redemption price equal to 101% of the aggregate principal amount of the senior unsecured notes, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

The notes will not initially be registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state securities law; and unless so registered, the notes may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The notes are being offered only to qualified institutional buyers under Rule 144A and outside the United States in compliance with Regulation S under the Securities Act.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

About Actavis

Actavis plc (NYSE: ACT) is a global, integrated specialty pharmaceutical company focused on developing, manufacturing and distributing generic, brand and biosimilar products. Actavis has global headquarters in Dublin, Ireland and U.S. administrative headquarters in Parsippany, New Jersey, USA.

Actavis develops and manufactures generic, brand, branded generic, legacy brands and Over-the-Counter (OTC) pharmaceutical products and has commercial operations in approximately 60 countries. The Company’s North American branded pharmaceuticals business is focused principally in the Women’s Health, Urology, Gastroenterology and Dermatology therapeutic categories with a strong pipeline of products in various stages of development. Actavis also has a portfolio of five biosimilar products in development in Women’s Health and Oncology. Actavis Global Operations has more than 30 manufacturing and distribution facilities around the world, and includes Anda, Inc., a U.S. pharmaceutical product distributor.

For press release and other company information, visit Actavis’ Web site at http://www.actavis.com. Information on our Web site is not incorporated into, and does not form a part of, this press release.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Actavis and Forest, Actavis has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a joint proxy statement of Actavis and Forest that also constitutes a prospectus of Actavis. The registration statement was declared effective by the SEC on May 2, 2014. Each of Actavis and Forest has mailed to its stockholders or shareholders the proxy statement/prospectus. In addition, each of Actavis and Forest has filed and will file with the SEC other documents with respect to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ACTAVIS AND FOREST ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and other documents filed with the SEC by Actavis and Forest through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Actavis will be available free of charge on Actavis’ internet website at www.actavis.com or by contacting Actavis’ Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Forest will be available free of charge on Forest’s internet website at www.frx.com or by contacting Forest’s Investor Relations Department at (212) 224-6713.

Participants in the Merger Solicitation

Actavis, Forest, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Actavis and Forest shareholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Forest is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on July 8, 2013 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Actavis is set forth in its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on March 28, 2014 and certain of its Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

Actavis Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to Actavis’ estimated or anticipated future results, including estimated synergies, or other non-historical facts are forward-looking statements that reflect Actavis’ current perspective of existing trends and information as of the date of this communication. Forward looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the Forest acquisition, including future financial and operating results, Actavis’ or Forest’s plans, objectives, expectations and intentions and the expected timing of completion of the transaction. It is important to note that Actavis’ goals and expectations are not predictions of actual performance. Actual results may differ materially from Actavis’ current expectations depending upon a number of factors affecting Actavis’ business, Forest’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful closing of, the Forest acquisition; subsequent integration of the Forest acquisition and the ability to recognize the anticipated synergies and benefits of the Forest acquisition; the ability to obtain required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain the requisite Forest and Actavis shareholder approvals; the risk that a condition to closing of the Forest acquisition may not be satisfied on a timely basis or at all; the failure of the proposed transaction to close for any other reason; risks relating to the value of the Actavis shares to be issued in the transaction; the anticipated size of the markets and continued demand for Actavis’ and Forest’s products; the impact of competitive products and pricing; access to available financing (including financing for the acquisition or refinancing of Actavis or Forest debt) on a timely basis and on reasonable terms; the risks of fluctuations in foreign currency exchange rates; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; market acceptance of and continued demand for Actavis’ and Forest’s products; costs and efforts to defend or enforce intellectual property rights; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Actavis’ and Forest’s facilities, products and/or businesses; changes in the laws and regulations affecting, among other things, pricing and reimbursement of pharmaceutical products; changes in tax laws or interpretations that could increase Actavis’ consolidated tax liabilities; the loss of key senior management or scientific staff; and such other risks and uncertainties detailed in Actavis’ periodic public filings with the Securities and Exchange Commission, including but not limited to Actavis plc’s Annual Report on form 10-K for the year ended December 31, 2013, Quarterly Report on form 10-Q for the quarter ended March 31, 2014 and Current Report on form 8-K filed on May 20, 2014 and from time to time in Actavis’ other investor communications. Except as expressly required by law, Actavis disclaims any intent or obligation to update or revise these forward-looking statements.